 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

IDO Security Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IDO SECURITY INC.
17 STATE STREET
NEW YORK, NEW YORK 10004
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10 , 2010

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of IDO Security, Inc. will be held on November 10 , 2010 at 9:00 a.m., Eastern Time, at our premises at 17 State Street, New York, NY 10004  , for the following purposes:

1.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 5,000,000,000 to 60,000,000,000 shares.

2.	To consider any other business that is properly presented at the Special Meeting and any adjournments thereof.

Only those holders of our common stock of record as of the close of business on September 13 , 2010 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A total of 4,997,183,389 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

By Order of the Board of Directors,

/s/ Michael Goldberg
Michael J. Goldberg
President and Chief Executive Officer

September 14 , 2010

Your vote is important. You may vote your shares in person at the Special Meeting. If you do not expect to attend the Special Meeting or if you do plan to attend but wish to vote by proxy, you may vote by: (1) dating, signing and promptly mailing the enclosed proxy card in the return envelope provided, (2) calling the toll-free number listed on the proxy card, or (3) using the Internet as indicated on the proxy card.

IDO SECURITY INC.
17 STATE STREET
NEW YORK, NEW YORK 10004

PROXY STATEMENT

INFORMATION ABOUT THE MEETING AND VOTING

Materials Mailed to Stockholders

This proxy statement and the accompanying Notice of Special Meeting and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of IDO Security, Inc. to be used at a Special Meeting of Stockholders (the “Special Meeting”) to be held November 10 , 2010 at 9:00 a.m., Eastern Time, at our premises at17 State Street, New York, NY 10004  , and at any adjournments or postponements thereof for the purposes set forth in the Notice of Special Meeting. This proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting. These proxy materials are being mailed to all stockholders entitled to notice of and to vote at the Special Meeting on or about September 17 , 2010.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on November 10 , 2010. The proxy statement is available at  www.proxyvote.com.

How to Vote

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Olde Monmouth Stock Transfer Co., Inc. or you have stock certificates registered in your name, you may vote:

By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee does NOT have discretionary authority to vote your shares on Proposal 1. We encourage you to provide voting instructions, as this ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter, this is referred to as a “broker non-vote”.

Proxies

Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided or to vote by telephone or the Internet by following the instructions on the enclosed proxy card. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the meeting, will be voted at the meeting. Proxies will be voted in accordance with each such holder’s directions. If no directions are given, proxies will be voted “FOR” approval of the amendment to our Certificate of Incorporation and as to any other business that may come before the Special Meeting, in accordance with the judgment of the person or persons named in the proxy. The Board of Directors knows of no other business to be presented at the Special Meeting. The proxy may be revoked at any time prior to the voting thereof by providing written notice of revocation to us at our premises at17 State Street, New York, NY 10004  , Attention: Michael Goldberg, President. The proxy may also be revoked by submitting to us prior to the Special Meeting a more recently dated proxy; if your shares are held in street name, by re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted); or by attending the Special Meeting and voting in person.

Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this proxy statement and accompanying materials, will be borne by us. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. We have engaged Okapi Partners LLC to act as our proxy solicitor in connection with this Special Meeting and will pay them a fee of approximately $20,000 and reimburse their expenses in connection with such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on September 13 , 2010 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. On that date, there were 4,997,183,389 shares of common stock outstanding. Each share of common stock is entitled to one vote. Accordingly, a total of 4,997,183,389 votes are entitled to be cast on each matter submitted to a vote at the Special Meeting.

Establishing a Quorum

A majority of the shares of outstanding common stock entitled to vote, whether present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Votes Required, Broker Non-Votes and Abstentions

Proposal 1:  The affirmative vote of a majority of the shares of our outstanding common stock is required to approve the amendment to our Certificate of Incorporation. Accordingly, broker non-votes and abstentions will have the same effect as a vote against this proposal.

Attending the Special Meeting

The Special Meeting will be held on November 10 , 2010 beginning at 9:00 a.m., Eastern Time, at our premises at17 State Street, New York, NY 10004  . When you arrive, signs will direct you to the appropriate meeting room. You need not attend the Special Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to (i)  each of our directors, (iii) each executive officer named in the Summary Compensation Table under “Executive Compensation” in our annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on April 10, 2010 (referred to below as our named executive officers), and (iv) all of our current directors and executive officers as a group. In accordance with the rules promulgated by the SEC, such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days of the Record Date, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the common stock shown as beneficially owned. Percentage ownership is based on 4,997,183,389 shares of common stock outstanding as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock
Michael Goldberg President and acting Chief Executive Officer c/o 17 State Street New York, NY	1,115,625	(1)	*
Henry Shabat Chief Operating Officer of IDO Security Ltd. c/o 17 State Street New York,, NY	240,000	(2)	*
Irit Reiner Director c/o 17 State Street New York,, NY	4,680,000	(3)	*
John Mitola Director c/o 17 State Street New York, NY	100,000	(4)	*
All directors and officers as a group	6,135,625		*

* Less than 1%.

(1)	Represent shares of Common stock issuable upon exercise of employee stock options.
(2)	Represent shares of Common stock issuable upon exercise of employee stock options.
(3)
Comprised of (i) 4,580,000 shares of Common Stock held by Ms. Reiner’s husband and (ii) 100,000 shares issuable upon exercise of stock options issued to Ms. Reiner for services rendered as a director of our company. Does not include warrants to purchase an additional 200,000 shares of Common Stock issuable upon conversion of convertible debt securities and warrants held by Ms. Reiner husband. The warrants and convertible debt instruments contain provisions that prohibit the exercise of such warrants and/or conversion of the convertible debt instruments if following such exercise or conversion the aggregate holdings of such person would exceed 4.9% of the then issued and outstanding shares of our Common Stock.

(4)	Represent shares of Common stock issuable upon exercise of employee stock options.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1

To Approve an Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock from 5,000,000,000 to 60,000,000,000 shares.

Background

Our Certificate of Incorporation presently authorizes the issuance by the Company of up to 5,020,000,000 shares of stock, consisting of 5,000,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). As of the Record Date there were 4,997,183,389 shares of Common Stock issued and outstanding and also 75,230 shares of Preferred Stock outstanding which were designated as Series A Convertible Preferred Stock, par value $0.001 per share. As of the Record Date, we have reserved approximately an additional 3,890,963 shares of Common Stock in respect of shares issuable upon exercise of warrants and stock options issued to employees, directors, service providers and certain investors. However, for the reasons explained below, we currently do not have a sufficient number of authorized shares issuable upon conversion of the convertible debentures that we issued in December 2007 (the “December 2007 Debentures”) and the convertible securities that we issued in December 2008.

With respect to the December 2007 Debentures, we are required to make monthly principal and accrued interest payments with respect thereto, which payments may, at our option, be made in shares of our Common Stock at a rate equal to the lower of (i) $0.15 and (ii) 75% of the average of the closing bid price of our Common Stock on the over-the-counter market for the five trading days preceding the date of payment. The effective date of payment is on the 24 th of each calendar month. Our repayment schedule began on April 2008 and is to continue through December 2011. We have been making payments in shares of our Common Stock. However, beginning December 1, 2008 and continuing through the August 31, 2010, our stock price has fluctuated between $0.08 and $0.0003. As of the Record Date, we had approximately $3.7 million outstanding on the December 2007 notes. If we apply an assumed conversion price of $0.0006, representing the weighted average conversion price for the shares issued in 2010,  as a guide to the number of shares that we may need to reserve in respect of the December 2007 Notes, then we will need to issue approximately 6,153,705,000 shares to pay the outstanding principal amount of the December 2007 Notes. In connection with the issuance of the December 2007 Notes, we also issued warrants for 5,404,550 shares of our Common Stock

In addition, in December 2008, we issued approximately $1.1 million in principal amount of our convertible debentures (the December 2008 Notes) and issued 26,664 shares of our Convertible Preferred Stock, with each share of preferred stock having a stated value of $100 (together with the December 2008 Notes, the “December 2008 Securities”). The December 2008 Securities have monthly principal and accrued interest repayment provisions that are substantially similar to the December 2007 Notes and that have commence on March 2009 and continue through April 2011.

Thereafter, between April 2009 and August 2010, we issued an additional $1.7 million in principal amount of our convertible debentures (the 2009 Notes) and issued 43,786 shares of our Convertible Preferred Stock, with each share of preferred stock having a stated value of $100 (together with the 2009 Notes, the “2009 Securities”).

 If we also apply the assumed conversion price of $0.0006 as a guide to the number of shares that we may need to reserve in respect of the December 2008 and 2009 Securities, then we will need to issue 15,753,946,667 shares to pay the outstanding principal amount of the December 2008  and 2009 Securities. In connection with the issuance of the December 2008 & 2009 Securities, we also issued warrants for 18,786,535 shares of our Common Stock.

Accordingly, the Board has unanimously approved, and voted to recommend that the stockholders approve, the Authorized Share Increase pursuant to which the number of shares of Common Stock which the Company would be authorized to issue would be increased from 5,000,000,000 to 60,000,000,000 shares.  If the Charter Amendment is approved by the stockholders at the meeting, the Company intends to file an amendment to its certificate of incorporation (substantially in the form attached hereto as Annex A) with the Department of State of Nevada, as soon as reasonably practicable, and it will become effective upon filing

The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

Except to satisfy the share reservation requirements referred to above, the Company does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of Common Stock. The Board believes that the increase in the authorized Common Stock also provides the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, acquisitions, stock dividends, financing transactions, establishing strategic relationships with other companies, the acquisition of any business, assets or technology,  employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give the Company the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's stock. Except as otherwise required by applicable law, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

Once the Charter Amendment is filed, the Board of Directors would be able to issue additional shares of Common Stock in its discretion from time to time, subject to the reservation requirements noted above and any applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the stockholders to approve such transaction. The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including, without limitation, those outlined above.

The Authorized Share Increase could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Board. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholder participation in transactions such as merger or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers, or other transactions, even if those transactions are at substantial market premiums and are favored by majority of independent shareholders. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. Except as described in this paragraph and except for the ability of the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including without limitation thereof, voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, to the full extent permitted by Nevada law, there are no anti-takeover provisions in the Company’s certificate of incorporation or bylaws and the Company has no plans or proposals to adopt any provisions to its certificate of incorporation or bylaws or enter into other arrangements that may have material anti-takeover consequences.

Principal Effects on Outstanding Common Stock

The proposed increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, to the extent that additional authorized shares are issued in the future, the issuances would have the normal consequences associated with increasing the number of our shares outstanding, including diluting existing stockholder net tangible book value and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Votes Required – Procedure for Amendment

The affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the Special Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized common stock. If the proposal is approved, we intend to file a certificate of amendment to our Certificate of Incorporation, as amended, shortly after the Special Meeting. However, the Board of Directors may abandon the amendment without any further action by the stockholders at any time prior to the filing of the certificate of amendment. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of State of Delaware.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 5,000,000,000 to 60,000,000,000 and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

OTHER MATTERS
Other Business

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Special Meeting other than that referred to herein. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment.

NO DISSENTERS’ RIGHTS

Under Nevada law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the stockholders as described in this proxy statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one proxy statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this proxy statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

By Order of the Board of Directors,

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com.

IDO SECURITY INC.
17 STATE STREET
NEW YORK, NEW YORK 1004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10 , 2010

The shareholders(s) hereby appoint(s) Michael Goldberg and John Mitola, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of IDO Security, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 9:00 AM, on November 10 , 2010, at 17 State Street, New York, NY, 10004 and any adjournment of postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy care in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

IDO Security, Inc. 17 State Street New York, NY 10004
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following proposal:				For	Against	Abstain

1. Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 5,000,000,000 to 60,000,000,000 shares.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator , or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNEX A

CERTIFICATE OF AMENDMENT

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
(775) 684-5708
Website:  secretaryofstate.biz

CERTIFICATE OF AMENDMENT (PURSUANT TO NRS 78.3865 and 78.:390)

ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
IDO Security Inc.

2.  The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read that the total number of shares that the Corporation is authorized to issue is 60,020,000,000 shares, par value $0.001, and no shares without par value.  Of  the 60,020,000,000 shares, par value $0.001:  (a) 60,000,000,000 such shares shall be shares of Common Stock; and (b) 20,000,000 such shares shall be shares of Preferred Stock, of which 115,000 have been designated as Series A Cumulative Convertible Preferred Stock.  The Board of Directors is expressly authorized to issue from time to time all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences (including seniority upon liquidation); relative participating, optional or other special rights, redemption rights, conversion privileges and such qualifications, limitations or restrictions thereof, as shall be adopted by the Board of Directors and set forth herein or an amendment hereto providing or the issuance of such series and to the fullest extent as now or hereafter permitted by these Amended and Restated Articles of Incorporation and the laws of the State of Nevada.  Unless a vote of any shareholder is required pursuant to the rights of the holders of a series of Preferred Stock, the Board of Directors may from time to time increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:  Majority

4. Effective date of filing (optional):______________________
(must be no later than 90 days after the certificate is filed)

5. Officer Signature (required):	/s/ Michael Goldberg

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required,of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:    Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.